Exhibit 99.1
1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

Contact:

Liz Sharp, VP, Investor Relations

lsharp@aob.com

(573) 303-4620

American Outdoor Brands, Inc. Reports

Second Quarter Fiscal 2021 Financial Results

•    Net Sales $79.1 Million (+65.7%)

•    E-commerce Channel Sales +213.4% -- Traditional Channel Sales +34.3%

•    Gross Margin 46.9% (+690 Basis Points)

•    GAAP EPS $0.52 / Non-GAAP EPS $0.77

•    Company Increases FY2021 Guidance

COLUMBIA, Mo., December 15, 2020 – American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT), an industry leading provider of products and accessories for rugged outdoor enthusiasts, today announced financial results for the second quarter fiscal 2021, ended October 31, 2020.

Second Quarter Fiscal 2021 Financial Highlights

•

Quarterly net sales were $79.1 million, an increase of $31.4 million, or 65.7%, over net sales of $47.7 million for the comparable quarter last year, driven primarily by increases in both e-commerce and traditional sales channels.

•	Quarterly gross margin was 46.9%, an increase of 690 basis points, over gross margin of 40.0% for the comparable quarter last year.
•	Quarterly net income was $7.3 million, or $0.52 per diluted share, compared with a net loss of $393,000, or ($0.03) per diluted share, for the comparable quarter last year.
•

Quarterly non-GAAP net income was $11.0 million, or $0.77 per diluted share, compared with a non-GAAP net income of $2.8 million, or $0.20 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for net income exclude costs related to acquired intangible amortization, stock compensation, transition costs, COVID-19 expenses, and other costs.

•	Quarterly Adjusted EBITDAS was $15.8 million, or 19.9% of net sales, compared with $5.6 million, or 11.7% of net sales, for the comparable quarter last year.

Brian Murphy, President and CEO, said, “We believe our second quarter financial performance demonstrates the diversity and innovation of our brand portfolio as it continues to capture the attention of consumers.  As a result, we delivered net sales growth of over 65%, and gross margins expanded by 690 basis points to nearly 47% in the quarter.  We believe we’re witnessing a new foundational level of consumer participation in outdoor activities, an interest towards personal protection, and an interest in adjacent home-based hobbies that surround outdoor adventure, creating meaningful, long-

1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

term growth potential for our business well beyond 2020.  Continued entry into new, larger addressable markets through our ‘Dock & UnlockTM’ strategy has begun to bear fruit as our brands progress along their transition from ‘Niche to KnownTM’.”

Murphy added, “I want to especially thank our employees, who helped us deliver what we consider to be outstanding results this quarter while positioning us for a tremendous first year as a public company.  Their efforts, combined with our award-winning products, made it possible for customers to continue exploring their connection with the outdoors during these challenging times.”

Andrew Fulmer, Chief Financial Officer, said, “We ended the quarter with cash of $33.9 million and no borrowings on our $50.0 million senior secured credit facility, which is expandable by an additional $15.0 million under certain conditions.  This means that we now have up to nearly $100.0 million in available capital to support organic growth and potential future acquisitions. We believe our Adjusted EBITDAS margin of nearly 20% in the quarter demonstrates that we have designed and built a highly leverageable platform, made possible by earlier investments in our e-commerce and logistics capabilities. These capabilities, combined with customer order activity, which remained strong in the quarter, have allowed us to increase our outlook for the balance of fiscal 2021.”

Outlook

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
NET SALES, EARNINGS PER SHARE, and ADJUSTED EBITDAS GUIDANCE, INCLUDING GAAP TO NON-GAAP RECONCILIATION (Unaudited)

	Range for the Year Ending April 30, 2021
Net sales (in thousands)	$235,000	$245,000

GAAP income per share - diluted	$0.52	$0.70
Amortization of acquired intangible assets	1.13	1.13
Stock compensation	0.19	0.19
COVID-19 expenses	0.02	0.02
Transition costs	0.02	0.02
Related party interest income	(0.03)	(0.03)
Tax effect of non-GAAP adjustments	(0.36)	(0.36)
Non-GAAP income per share - diluted	$1.49	$1.67
Non-GAAP Adjusted EBITDAS (in thousands)	$34,000	$36,000

The company is not providing a quantitative reconciliation of Non-GAAP Adjusted EBITDAS guidance in reliance on the “unreasonable efforts” exception for forward-looking non-GAAP measures set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated without unreasonable effort and expense. In this regard, the company does not provide a reconciliation of forward-looking Non-GAAP Adjusted EBITDAS to GAAP net income, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Because certain deductions for non-GAAP exclusions used to calculate projected GAAP net income may vary significantly based on actual events, including variations in acquired intangible asset amortization and stock compensation expense, the company is not able to forecast on a GAAP

1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

basis with reasonable certainty all deductions needed in order to provide a GAAP calculation of projected net income at this time. The amounts of these deductions may be material and, therefore, could result in projected GAAP net income being materially less than is indicated by projected Non-GAAP Adjusted EBITDAS.

Conference Call and Webcast

The company will host a conference call and webcast today, December 15, 2020, to discuss its second quarter fiscal 2021 financial and operational results. Speakers on the conference call will include Brian Murphy, President and Chief Executive Officer, and Andrew Fulmer, Chief Financial Officer. The conference call may include forward-looking statements and a discussion of non-GAAP financial measures. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (833) 570-1129 and reference conference identification number 8988032.  No RSVP is necessary.  The conference call audio webcast can also be accessed live on the company's website at www.aob.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “non-GAAP income per share diluted,” and “Adjusted EBITDAS” are presented. A reconciliation of these and other non-GAAP financial measures are contained at the end of this press release. A reconciliation of projected Non-GAAP income per share diluted is contained under the “Outlook” section of this press release. From time-to-time, the company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends.  The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) stock compensation, (iii) transition costs, (iv) COVID-19 expenses, (v) the tax effect of non-GAAP adjustments, (vi) income tax expense/(benefit), (vii) depreciation and amortization, and (viii) related party interest income; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the company’s financial condition and results of operations. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis.  These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company's GAAP measures.  The principal limitations of these measures are that they do not reflect the company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About American Outdoor Brands, Inc.

American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT) is an industry leading provider of outdoor products and accessories, including hunting, fishing, camping, shooting, and personal security and defense products, for rugged outdoor enthusiasts.  The company produces innovative, top quality products under the brands Caldwell®; Crimson Trace®; Wheeler®; Tipton®; Frankford Arsenal®; Lockdown®; BOG®; Hooyman®; Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; Performance Center® Accessories; Schrade®; Old Timer®; Uncle Henry®; Imperial®; BUBBA®; UST®; LaserLyte®; and MEAT!.   For more information about all the brands and products from American Outdoor Brands, Inc., visit www.aob.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. All statements other than statements of historical facts contained or incorporated herein by reference in this press release, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and

1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this press release include our belief that our second quarter financial performance demonstrates the diversity and innovation of our brand portfolio as it continues to capture the attention of consumers; our belief that we are witnessing a new foundational level of consumer participation in outdoor activities, interest towards personal protection, as well as adjacent home-based hobbies that surround outdoor adventure, creating meaningful, long-term growth potential for our business well beyond 2020; our vision that our ‘Dock & Unlock’ strategy has begun to bear fruit as our brands progress along their transition from ‘Niche to Known’; our belief that our employees helped us deliver what we consider to be outstanding results this quarter while positioning us for a tremendous first year as a public company; and our belief that our Adjusted EBITDAS margin of nearly 20% in the quarter demonstrates that we have designed and built a highly leverageable platform, made possible by earlier investments in our e-commerce and logistics capabilities. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, the effects of the COVID-19, pandemic, including potential disruptions in our ability to source the materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products; economic, social, political, legislative, and regulatory factors; recently issued accounting standards on our consolidated financial statements; failure to realize the anticipated benefits from being a public company separate from Smith & Wesson, Inc.; our assessment of factors relating to the valuation of assets acquired and liabilities assumed in acquisitions, the timing for such evaluations, and the potential adjustment in such evaluations; assessments that we make about determining segments and reporting units; estimated amortization expense of intangible assets for future periods; the potential for impairment charges; lawsuits and their effect on us; inventory levels, both internally and in the distribution channel, in excess of demand; natural disasters, pandemics, seasonality, news events, political events, and consumer tastes; the impact of the Tax Cuts and Jobs Act, or Tax Reform, on our operating results, including our belief that Tax Reform will be a benefit to us and reduce our effective tax rate; the integration of our acquisitions, including the quality and strength of their products and their effect on our overall financial performance; the effect of political pressures on firearm laws and regulations; future investments for capital expenditures; future products and product development; the features, quality, and performance of our products; the success of our strategies and marketing programs; our market share and factors that affect our market share; liquidity and anticipated cash needs and availability; actions of social activists that could have an adverse effect on our business; the supply, availability, and costs of materials and components and related tariffs; our ability to maintain and enhance brand recognition and reputation; risks associated with the distribution of our products and overall availability of labor; and, other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, or the SEC, including our Information Statement on Form 10 for the fiscal year ended April 30, 2020, filed with the SEC on July 1, 2020, as amended by Amendment No. 1 filed on July 13, 2020.

Forward-looking statements included in this press release speak only as of the date of this press release. The company does not undertake any obligation to update its forward-looking statements to reflect events or circumstances after the date of this press release except as may be required by the federal securities laws.

1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED AND COMBINED BALANCE SHEETS
(Unaudited)

	As of:
	October 31, 2020	April 30, 2020
	(In thousands, except per share data)
ASSETS
Current assets:
Cash and cash equivalents	$33,880	$234
Accounts receivable, net of allowance for credit losses of $408 on October 31, 2020 and $448 on April 30, 2020	57,971	35,096
Inventories	73,575	59,999
Prepaid expenses and other current assets	2,842	3,244
Income tax receivable	—	104
Total current assets	168,268	98,677
Property, plant, and equipment, net	10,230	9,677
Intangibles assets, net	61,588	69,152
Goodwill	64,315	64,315
Right-of-use assets	26,126	2,772
Deferred income taxes	4,360	3,580
Other assets	533	242
	$335,420	$248,415
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$19,944	$8,936
Accrued expenses	11,842	7,655
Accrued payroll and incentives	4,444	3,249
Accrued income taxes	2,442	—
Lease liabilities, current	1,734	1,324
Accrued profit sharing	303	217
Total current liabilities	40,709	21,381
Lease liabilities, net of current portion	25,632	2,830
Other non-current liabilities	294	106
Total liabilities	66,635	24,317
Equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 13,991,736 shares issued and outstanding on October 31, 2020	14	—
Former net parent company investment	—	224,098
Additional paid in capital	263,519	—
Retained earnings	5,252	—
Total equity	268,785	224,098
	$335,420	$248,415

1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS)/INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	For the Three Months Ended October 31,		For the Six Months Ended October 31,
	2020	2019	2020	2019
Net sales	$79,098	$47,742	$129,565	$80,959
Cost of sales	42,025	28,651	68,762	48,201
Gross profit	37,073	19,091	60,803	32,758
Operating expenses:
Research and development	1,932	1,193	3,162	2,525
Selling, marketing, and distribution	15,679	9,964	26,305	17,682
General and administrative	9,898	9,406	19,308	21,243
Total operating expenses	27,509	20,563	48,775	41,450
Operating income/(loss)	9,564	(1,472)	12,028	(8,692)
Other (expense)/income, net:
Other income/(expense), net	127	(5)	211	(7)
Interest income, net	56	1,178	392	2,116
Total other (expense)/income, net	183	1,173	603	2,109
Income/(loss) from operations before income taxes	9,747	(299)	12,631	(6,583)
Income tax expense/(benefit)	2,408	94	3,503	(1,204)
Net income/(loss)/comprehensive income/(loss)	$7,339	$(393)	$9,128	$(5,379)
Net income/(loss) per share:
Basic	$0.52	$(0.03)	$0.65	$(0.38)
Diluted	$0.52	$(0.03)	$0.65	$(0.38)
Weighted average number of common shares:
Basic	13,981	13,975	13,978	13,975
Diluted	14,155	13,975	14,125	13,975

1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Six Months Ended October 31,
	2020	2019
	(In thousands)
Cash flows from operating activities:
Net income/(loss)	$9,128	$(5,379)
Adjustments to reconcile net income/(loss) to net cash provided by/(used in) operating activities:
Depreciation and amortization	10,459	12,156
Provision for losses on notes and accounts receivable	174	610
Deferred income taxes	(780)	—
Stock-based compensation expense	1,196	666
Changes in operating assets and liabilities:
Accounts receivable	(23,049)	(5,925)
Inventories	(13,576)	(4,553)
Accounts payable	11,716	(455)
Accrued liabilities	8,197	894
Other	991	72
Net cash provided by/(used in) operating activities	4,456	(1,914)
Cash flows from investing activities:
Payments to acquire patents and software	(378)	(110)
Payments to acquire property and equipment	(1,728)	(784)
Net cash used in investing activities	(2,106)	(894)
Cash flows from financing activities:
Net transfers from Parent	31,706	3,072
Cash paid for debt issuance costs	(410)	—
Net cash provided by financing activities	$31,296	$3,072
Net increase in cash and cash equivalents	33,646	264
Cash and cash equivalents, beginning of period	234	162
Cash and cash equivalents, end of period	$33,880	$426

1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES (Dollars in thousands, except per share data) (Unaudited)

	For the Three Months Ended October 31,					For the Six Months Ended October 31,
	2020		2019			2020			2019
	$	% of Sales	$		% of Sales	$		% of Sales	$		% of Sales
GAAP gross profit	$37,073	46.9%	$19,091		40.0%	$60,803		46.9%	$32,758		40.5%
Transition costs	—	0.0%	252		0.5%	127		0.1%	872		1.1%
Non-GAAP gross profit	$37,073	46.9%	$19,343		40.5%	$60,930		47.0%	$33,630		41.5%

GAAP operating expenses	$27,509	34.8%	$20,563		43.1%	$48,775		37.6%	$41,450		51.2%
Amortization of acquired intangible assets	(4,011)	-5.1%	(4,662)		-9.8%	(8,023)		-6.2%	(9,323)		-11.5%
Stock compensation	(899)	-1.1%	(352)		-0.7%	(1,196)		-0.9%	(666)		-0.8%
Transition costs	(13)	0.0%	(269)		-0.6%	(137)		-0.1%	(735)		-0.9%
COVID-19 expenses	—	0.0%	—		0.0%	(223)		-0.2%	—		0.0%
Other	(125)	-0.2%	—		0.0%	(125)		-0.1%	—		0.0%
Non-GAAP operating expenses	$22,461	28.4%	$15,280		32.0%	$39,071		30.2%	$30,726		38.0%

GAAP operating income/(loss)	$9,564	12.1%	$(1,472)		-3.1%	$12,028		9.3%	$(8,692)		-10.7%
Amortization of acquired intangible assets	4,011	5.1%	4,662		9.8%	8,023		6.2%	9,323		11.5%
Stock compensation	899	1.1%	352		0.7%	1,196		0.9%	666		0.8%
Transition costs	13	0.0%	521		1.1%	264		0.2%	1,607		2.0%
COVID-19 expenses	—	0.0%	—		0.0%	223		0.2%	—		0.0%
Other	125	0.2%	—		0.0%	125		0.1%	—		0.0%
Non-GAAP operating income/(loss)	$14,612	18.5%	$4,063		8.5%	$21,859		16.9%	$2,904		3.6%

GAAP net income/(loss)	$7,339	9.3%	$(393)		-0.8%	$9,128		7.0%	$(5,379)		-6.6%
Amortization of acquired intangible assets	4,011	5.1%	4,662		9.8%	8,023		6.2%	9,323		11.5%
Stock compensation	899	1.1%	352		0.7%	1,196		0.9%	666		0.8%
Transition costs	13	0.0%	521		1.1%	264		0.2%	1,607		2.0%
COVID-19 expenses	—	0.0%	—		0.0%	223		0.2%	—		0.0%
Related party interest income	(88)	-0.1%	(1,178)		-2.5%	(424)		-0.3%	(2,117)		-2.6%
Other	125	0.2%	—		0.0%	125		0.1%	—		0.0%
Tax effect of non-GAAP adjustments	(1,338)	-1.7%	(1,176)		-2.5%	(2,540)		-2.0%	—		0.0%
Non-GAAP net income/(loss)	$10,961	13.9%	$2,788		5.8%	$15,995		12.3%	$4,100		5.1%

GAAP net income/(loss) per share - diluted	$0.52		$(0.03)			$0.65			$(0.38)
Amortization of acquired intangible assets	0.28		0.33			0.57			0.67
Stock compensation	0.06		0.03			0.08			0.05
Transition costs	—		0.04			0.02			0.11
COVID-19 expenses	—		—			0.02			—
Related party interest income	(0.01)		(0.08)			(0.03)			(0.15)
Other	0.01		—			0.01			—
Tax effect of non-GAAP adjustments	(0.09)		(0.08)			(0.18)			—
Non-GAAP net income/(loss) per share - diluted	$0.77		$0.20	(a)		$1.13	(a)		$0.29	(a)

(a) Non-GAAP net income per share does not foot due to rounding.

1800 N Route Z Columbia, MO 65202 (800) 338-9585 NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET (LOSS)/INCOME TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited)

	For the Three Months Ended October 31,		For the Six Months Ended October 31,
	2020	2019	2020	2019

GAAP net income/(loss)	$7,339	$(393)	$9,128	$(5,379)

Income tax expense/(benefit)	2,408	94	3,503	(1,204)
Depreciation and amortization	5,068	6,179	10,459	12,156
Related party interest income	(88)	(1,178)	(424)	(2,116)
Stock compensation	899	352	1,196	666
Transition costs	13	521	264	1,607
COVID-19 expenses	—	—	223	—
Other	125	—	125	—
Non-GAAP Adjusted EBITDAS	$15,764	$5,575	$24,474	$5,730